================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 21, 2000


                           COMMISSION FILE NO. 1-10403


                             TEPPCO PARTNERS, L.P.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                    76-0291058
      (STATE OF INCORPORATION                        (I.R.S. EMPLOYER
         OR ORGANIZATION)                         IDENTIFICATION NUMBER)


                               2929 ALLEN PARKWAY
                                 P.O. BOX 2521
                           HOUSTON, TEXAS 77252-2521
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (713) 759-3636
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


================================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 21, 2000, Texas Eastern Products Pipeline Company, LLC, the general partner of TEPPCO Partners, L.P. (the "Partnership") announced the completion of its acquisition of certain assets of ARCO Pipe Line Company ("ARCO"), a wholly owned subsidiary of Atlantic Richfield Company, for $318.5 million. The purchase included ARCO's 50-percent ownership interest in Seaway Pipeline Company's ("Seaway") 500-mile, 30-inch diameter pipeline that carries mostly imported crude oil from a marine terminal at Freeport, Texas, to Cushing, Oklahoma. The line has a capacity of 350,000 barrels per day. The Partnership assumed ARCO's role as operator of Seaway. The Company also acquired: (i) ARCO's crude oil terminal facilities in Cushing and Midland, Texas, including the line transfer and pumpover business at each location; (ii) an undivided ownership interest in both the Rancho Pipeline, a 400-mile, 24-inch diameter, crude oil pipeline from West Texas to Houston, and the Basin Pipeline, a 416-mile, crude oil pipeline running from Jal, New Mexico, through Midland to Cushing, both of which are operated by another joint owner; and (iii) the receipt and delivery pipelines known as the West Texas Trunk System, which is located around the Midland terminal. The transaction will be accounted for under the purchase method for accounting purposes.

         The acquisition was financed through a term loan and a revolving credit facility. SunTrust Bank is the administrative agent of the credit agreements. The term loan has an eighteen month maturity and the revolving facility has a three year maturity. The interest rate for the credit agreements is based on the Partnership's option of either SunTrust Bank's prime rate, the federal funds rate or the LIBOR rate in effect at the time of the borrowings and is adjusted monthly, bimonthly, quarterly or semi-annually. The credit agreements contain restrictive financial covenants that require the Partnership to maintain a minimum level of partners' capital as well as debt-to-earnings, interest coverage and capital expenditure coverage ratios.

ITEM 5.  OTHER EVENTS

         On July 21, 2000, the Partnership issued a press release announcing the closing of the transaction referenced in Item 2 above. Such press release is filed herewith as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of businesses acquired:

         The Partnership will provide the financial statements required by Item 7 of Form 8-K pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on a Form 8-K/A within 60 days of filing of this initial report on Form 8-K.

         (b)  Pro forma financial information:

         The Partnership will provide the pro forma financial information required by Item 7 of Form 8-K pursuant to the Exchange Act, on a Form 8-K/A within 60 days of filing of this initial report on Form 8-K.

         (c)  Exhibits:

                  Exhibit
                  Number        Description
                  -------       -----------
                   99.1         Press release of TEPPCO Partners, L.P., dated
                                July 21, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TEPPCO Partners, L.P.
                                   (Registrant)

                                   By: Texas Eastern Products Pipeline Company, General Partner

                                      /s/ CHARLES H. LEONARD
                                   ---------------------------------------------
                                              Charles H. Leonard
                                   Sr. Vice President, Chief Financial Officer
                                               and Treasurer




Date:  August 4, 2000